CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Neil Wolfson, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/5/07                                /s/ Neil Wolfson
     -------------------------------           ---------------------------------
                                               Neil Wolfson, President &
                                               Chief Executive Officer
                                               (principal executive officer)


I, John J. Kelley, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/5/07                                /s/ John J. Kelley
     -------------------------------           ---------------------------------
                                               John J. Kelley, Vice President &
                                               Chief Financial Officer
                                               (principal financial officer)